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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2002

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                                  AVIALL, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                          1-12380            65-0433083
  (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
          incorporation)                                     Identification No.)

      2750 REGENT BOULEVARD                                        75261
       DFW AIRPORT, TEXAS                                        (Zip Code)
     (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (972) 586-1000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE.

Attached as (i) Exhibit 99.1 is the certification of Paul E. Fulchino, our Chairman, President and Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and (ii) Exhibit 99.2 is the certification of Colin M. Cohen, our Vice President and Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission the filing of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 on November 14, 2002.


                                    * * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               AVIALL, INC.


                                               By: /s/ Jacqueline K. Collier
                                                   -----------------------------
                                               Name:   Jacqueline K. Collier
                                               Title:  Vice President and
                                                       Controller

Date:  November 14, 2002


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                                INDEX TO EXHIBITS

Exhibit No.     Description
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
   99.1         Certification of Paul E. Fulchino, Chairman, President and
                Chief Executive Officer of Aviall, Inc., under Section 906 of the Sarbanes-Oxley Act of 2002

   99.2         Certification of Colin M. Cohen, Vice President and Chief
                Financial Officer of Aviall, Inc., under Section 906 of the
                Sarbanes-Oxley Act of 2002